IVY FUNDS
Macquarie Global Allocation Fund (formerly, Delaware Ivy Wilshire Global Allocation Fund)

VOYAGEUR INSURED FUNDS
Macquarie Tax-Free Arizona Fund (formerly, Delaware Tax-Free Arizona Fund)

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statements of Additional Information, as amended

On February 11-13, 2025, the Boards of Trustees of Ivy Funds, Delaware Group Tax-Free Fund, and Voyageur Insured Funds approved an Agreement and Plan of Reorganization (the “Agreement”) between each Fund (each, an “Acquired Fund”) and the corresponding funds shown in the table below (each, an “Acquiring Fund”) that provides for the reorganization of each Acquired Fund with and into its corresponding Acquiring Fund as shown in the table below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Funds/Classes	Acquiring Funds/Classes
Macquarie Global Allocation Fund, a series of Ivy Funds	Macquarie Balanced Fund (formerly, Delaware Ivy Balanced Fund), a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
Class R6	Class R6

Macquarie Tax-Free Arizona Fund, a series of Voyageur Insured Funds	Macquarie Tax-Free USA Fund (formerly, Delaware Tax-Free USA Fund), a series of Delaware Group Tax-Free Fund
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class

The Agreement provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of each Acquired Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of each Acquired Fund; and (c) the liquidation and termination of each Acquired Fund.

The Agreement is subject to the approval of applicable Acquired Fund shareholders at a special shareholder meeting currently anticipated to be held on May 6, 2025.  Shareholders of each Acquired Fund will vote separately on the Agreement, and a Reorganization will be effected only if that Acquired Fund’s shareholders approve the Agreement.  If the Agreement is approved by the applicable Acquired Fund’s shareholders and certain conditions required by the Agreement are satisfied or waived, each Reorganization is expected to take place on or about June 6, 2025 (“Reorganization Date”). The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the applicable Acquired Fund and Acquiring Fund to be necessary or appropriate. The costs related to the Reorganizations will be borne by the Acquired Funds, Acquiring Funds, and Delaware Management Company.

No shareholder action is necessary at this time. More detailed information about the Reorganizations will be provided in a forthcoming proxy statement/prospectus that will be mailed to you in late March 2025. When you receive your proxy statement/prospectus, please review it carefully and cast your vote. This

Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Effective 10 business days from the date of this Supplement, contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the Reorganization Date.

Effective one week before the Reorganization Date, each Acquired Fund will close to purchases and exchanges into the Acquired Fund, for both new investors and existing shareholders. Reinvested dividends, capital gains and automatic investment plan purchases may continue until the Reorganization Date.

Prior to the closing of each Reorganization, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 13, 2025.